Commitments and Contingencies - Schedule of Maturities of Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
2024	$ 1,029
2025	1,060
2026	1,092
2027	1,124
2028	1,158
Thereafter	3,687
Total minimum lease payments	9,150
Less imputed interest	(2,364)
Total operating lease liabilities	6,786	$ 7,257
Lease liability, current portion	538	471
Lease liability, net of current portion	6,248	6,786
Total	$ 6,786	$ 7,257